______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant   _X_
Filed by a Party other than the Registrant   ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, Use of the Commission Only (as permitted by Rule 14a 6(e)(2))Proxy Statement
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to   240.14a 11(c) or   240.14a 12


                        SENTO TECHNICAL
                    INNOVATIONS CORPORATION
              (Name of Registrant as Specified in
                          its Charter)


                (Name of Person(s) Filing Proxy
                  Statement if other than the
                          Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_  No fee required.

___  Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0 11.

          1) Title of each class of securities to which transaction applies:
          2) Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:

___  Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

______________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS








                                 AUGUST 18, 1997

                     SENTO TECHNICAL INNOVATIONS CORPORATION

     You are cordially invited to attend the Annual Meeting of Shareholders of Sento Technical Innovations Corporation (the "Company"), which will be held on Monday, August 18, 1997, at 10 a.m., at the offices of Kimball, Parr, Waddoups, Brown & Gee, 185 South State Street, Suite 1300, Salt Lake City, Utah 84111 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

     (i) To elect seven directors of the Company, each to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;

     (ii) To consider and vote upon a proposal to amend the Company's Articles of Incorporation to authorize a class of 5,000,000 shares of preferred stock of the Company and to increase the number of shares of the Common Stock of the Company, $.25 par value, which the Company is authorized to issue to 15,000,000 shares of Common Stock;

     (iii)To consider and vote upon a proposal to amend the Sento Technical Innovations Corporation Stock Incentive Plan to increase by 500,000 the number of shares of the Common Stock of the Company available for issuance pursuant to grants thereunder;

     (iv) To consider and vote upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Company for the fiscal year ending March 31, 1998; and

     (v) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on July 7, 1997 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.

                                        By Order of the Board of Directors


                                        /S/ Brian W. Braithwaite
                                        ________________________________________
                                        Brian W. Braithwaite
                                        Secretary and Treasurer

July 9, 1997

                                    IMPORTANT














     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.


                     SENTO TECHNICAL INNOVATIONS CORPORATION
                             311 NORTH STATE STREET
                                OREM, UTAH 84057


                              ____________________

                                 PROXY STATEMENT
                              ____________________


                         ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 18, 1997



                             SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to the shareholders of Sento Technical Innovations Corporation, a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies from holders of outstanding shares of the Company's common stock, par value $.25 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Monday, August 18, 1997 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about July 9, 1997.

     The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in doing so.


                                     VOTING

RECORD DATE

     The Board has fixed the close of business on July 7, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 4,351,134 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 4,351,134 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

PROXIES

     Shares of the Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the seven director nominees; (ii) FOR the amendment of the Company's Articles of Incorporation (the "Articles") to authorize a class of 5,000,000 shares of preferred stock of the Company (the "Preferred Stock") and to increase the number of shares of Common Stock which the Company is authorized to issue to 15,000,000 shares; (iii) FOR the amendment to the Sento Technical Innovations Corporation Stock Incentive Plan (the "Option Plan") to increase by 500,000 the number of shares of Common Stock available for issuance pursuant to grants under the Option Plan; (iv) FOR the ratification of the appointment by the Board of KPMG Peat Marwick LLP to be the independent auditor of the Company for the fiscal year ending March 31, 1998; and (v) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

     A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

REQUIRED VOTE

     A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Utah corporate law and the Articles and Bylaws of the Company (the "Bylaws"), once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.


     In the election of directors, the seven nominees receiving the highest number of votes will be elected. For approval of the proposed amendment to the Articles, the proposed amendment to the Option Plan to increase the number of shares available for issuance pursuant to grants thereunder and the proposed ratification of the independent auditor, the votes cast in favor of each such proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.


                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     At the Annual Meeting, seven directors of the Company (constituting the entire Board) are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board. The seven nominees receiving the highest number of votes at the Annual Meeting will be elected. Except with respect to the designation of Mr. Sherman H. Smith to serve as a director of the Company upon consummation of the share exchange pursuant to which, on April 18, 1996, the Company, which was then known as Amacan Resources Corporation ("Amacan"), acquired all of the capital stock of Spire Technologies, Inc. ("Spire Technologies") and Spire Technologies Systems Division, Inc., which is now known as Spire Systems Incorporated ("Spire Systems"), in exchange for the issuance of 3,501,883 shares of the Company's common stock to the shareholders of Spire Technologies and Spire Systems (the "Share Exchange"), no arrangement or understanding exists between any officer or director and any other person pursuant to which he was nominated or elected as a director or selected as an officer. The Company has no continuing obligation to retain Mr. Smith as a director. Certain information with respect to each nominee for director is set forth below.



        NAME               AGE            POSITION           DIRECTOR
                                                               SINCE
-------------------        ---   --------------------------  ---------
Gary B. Godfrey . . . .    37    Chairman of the Board and     1996
                                 Chief Executive Officer
Robert K. Bench . . . .    48    President, Chief Financial    1996
                                 Officer and Director

Eng H. Lee  . . . . . .    37    Vice President, Chief         1996
                                 Technical Officer and
                                 Director

Brian W. Braithwaite. .    36    Secretary, Treasurer and      1996
                                 Director
William A. Fresh  . . .    68    Director                      1996

Sherman H. Smith  . . .    53    Director                      1996
Kieth E. Sorenson . . .    49    Director                      1997

     GARY B. GODFREY serves as Chairman of the Board and Chief Executive Officer of the Company pursuant to his appointment as such following consummation of the Share Exchange in April 1996. Mr. Godfrey has been President and a director of Spire Technologies since its organization in 1986, exercising primary responsibility for financial management, marketing and personnel. Mr. Godfrey has been President and a director of Spire Systems since 1992.

     ROBERT K. BENCH serves as President, Chief Financial Officer and a director of the Company pursuant to his appointment as such following consummation of the Share Exchange in April 1996. In addition, he serves as the Chief Financial Officer and a director of Spire Technologies, and as the Chief Financial Officer and a director of Spire Systems, positions to which he was appointed in January 1996. Mr. Bench served as the Chief Financial Officer for CerProbe Corporation ("CerProbe"), a publicly-held corporation which manufactures products for the semi-conductor industry, from April 1995 through February 1996. CerProbe acquired, through a merger, Fresh Test Technology Corporation ("Fresh Test") in April 1995. Mr. Bench was president of Fresh Test from April 1993 to the time of the merger. From 1991 through 1993, Mr. Bench served as Vice President and Chief Operating Officer for Fresh Technology Company, an affiliate of Fresh Test. From 1986 through 1991, Mr. Bench served as Vice President and Chief Financial Officer at Clyde Digital Corporation, a private company engaged in computerized software engineering.

     ENG H. LEE has served as Vice President and Chief Technical Officer of the Company since January 1997 and has served as a director of the Company since September 1996. Mr. Lee is the founder and Managing Director of Australian Software Innovations (Services) Pty., Ltd. ("ASI"), a position he has held since 1987. See "--Certain Relationships and Related Transactions."

     BRIAN W. BRAITHWAITE is Secretary, Treasurer and a director of the Company, and has so served since consummation of the Share Exchange in April 1996. Mr. Braithwaite has been Vice President, Secretary, Treasurer and a director of Spire Technologies since its inception in 1986. Mr. Braithwaite has also served as Vice President, Secretary, Treasurer and a director of Spire Systems since 1992.

     WILLIAM A. FRESH has served as director of the Company since April 1996. Mr. Fresh also serves as Chairman of the Board and Chief Executive Officer of Magellan Technology, Inc. ("Magellan"), a publicly-held corporation engaged in the business of providing image-based data entry services. Mr. Fresh founded EFI Electronics Corporation ("EFI"), a publicly-held Utah manufacturer and marketer of surge suppression equipment for computer, industrial, medical and telecommunication devices, in 1981 and subsequently served as its Chairman and President until 1986. Mr. Fresh is currently President and Chairman of the Board of Orem Tek Development Corporation, a consulting and business park development corporation. In addition, Mr. Fresh has served as a director of CerProbe since April 1985. Mr. Fresh co-founded Fresh Test and served as its chairman and Chief Executive Officer from January 1986 through March 1995.

     SHERMAN H. SMITH has served as a director of the Company since consummation of the Share Exchange in April 1996. Pursuant to the terms of the Agreement and Plan of Reorganization executed by Amacan, Mr. Smith was designated by the Board of Directors of Amacan to serve as a director of the Company upon consummation of the Share Exchange; however, no arrangement or understanding exists whereby Mr. Smith must be retained as a director. Mr. Smith, a certified public accountant, is engaged in the practice of accounting with the accounting firm of Schmitt, Griffiths, Smith & Co. in Ogden, Utah, with whom he has practiced accounting since 1974.

     KIETH E. SORENSON has served as a director of the Company since his appointment as such by the Board as of June 1, 1997. Mr. Sorenson is currently a managing partner of Sorenson, Thomas & Co., which operates Blanca Partners, a private investment partnership based in San Francisco, California. From 1987 to 1993, Mr. Sorenson was president, chief executive officer and chairman of Truevision, a computer graphics enterprise traded on NASDAQ and formerly known as RasterOps, of which he currently serves as a director. Prior to founding RasterOps, Mr. Sorenson served from 1979 to 1987 as vice president of engineering and product marketing for Ramtek, a publicly traded computer graphics company. Mr. Sorenson is currently the chairman and principal of Avtronix, a private aviation electronics and manufacturing service company. In 1992, Mr. Sorenson was named "Entrepreneur of the Year" in the technology category by INC. magazine.

COMMITTEES AND MEETINGS

     The Board has formed a standing Audit Committee, the members of which are Sherman H. Smith and William A. Fresh. The Audit Committee held three meetings during the fiscal year ended March 31, 1997. The Audit Committee's functions include the recommendation of the Company's independent auditor, and the review of the Company's internal accounting and financial practices and controls and all services performed by the Company's independent auditor.

     The Board also has formed a standing Compensation Committee comprised solely of non-employee directors, the members of which are Sherman H. Smith and William A. Fresh. The Compensation Committee held three meetings during the fiscal year ended March 31, 1997. The Compensation Committee currently serves as the committee which administers the Option Plan and the Sento Technical Innovations Corporation 1996 Employee Stock Purchase Plan.

     During the fiscal year ended March 31, 1997, there were five meetings held by the Board. No director attended fewer than 75 percent of the total number of meetings of the Board and of the committees on which he served. The Company does not maintain a standing nominating committee of the Board.

DIRECTOR COMPENSATION

     The directors of the Company are not presently compensated for attendance at the Board and committee meetings. All directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings.

                               EXECUTIVE OFFICERS

     There are no executive officers of the Company other than Gary B. Godfrey, Robert K. Bench, Eng H. Lee and Brian W. Braithwaite. Certain information regarding Messrs. Godfrey, Bench, Lee and Braithwaite is set forth above under "Election of Directors--Nominees for Election as Directors."


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for each of the last three fiscal years, for services rendered to the Company by the one individual who served as the Company's Chief Executive Officer at any time during fiscal year 1997 (the "Named Executive Officer"). Except for the Named Executive Officer, no executive officer or employee of the Company was paid in excess of $100,000 in salary and bonus by the Company during the fiscal year ended March 31, 1997. As Chief Executive Officer of the Company until the consummation of the Share Exchange on April 18, 1996, Tad M. Ballantyne received $10,008 and $10,000 in total compensation during the years ended April 30, 1996 and 1995, respectively.

Summary Compensation Table


                                                                                             Long-Term Compensations
                                                                                      ------------------------------------
                                                 Annual Compensation                             Awards          Payouts
                                 --------------------------------------------------   ------------------------   --------
                                                                                                     Securi-
                                                                         Other                        ties                   All
                                                                         Annual       Restricted      Under-                Other
                                                                        Compensa-       Stock         lying       LTIP     Compensa-
            Name and                  Fiscal        Salary     Bonus      tion         Award(s)      Options     Payouts     tion
       Principal Position         Year Ended (1)     ($)        ($)        ($)           ($)           ($)         ($)       ($)
------------------------------   ----------------  --------   -------   ----------   ------------   ----------   -------  ----------
 Gary B. Godfrey,                 March 31, 1997     79,640      0          0             0             0           0         0
   Chief Executive                April 30, 1996      2,692      0          0             0             0           0         0
   Officer                        April 30, 1995        0        0          0             0             0           0         0
__________________________

<F1>
 (1)           Fiscal year 1997 consists of the 11-month period from May 1, 1996 to March 31, 1997.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     LUFF EXPLORATION COMPANY. During the fiscal year ended April 30, 1996, the Company paid approximately $58,100 to Luff Exploration Company for the Company's share of expenses associated with the production of oil and gas prior to the Share Exchange. Such expense was allocated based on the Company's interest in each oil or gas well. The president and principal shareholder of Luff Exploration Company was Mr. Kenneth D. Luff, who served as a director of the Company until the consummation of the Share Exchange.

     AUSTRALIAN SOFTWARE INNOVATIONS. Effective July 1, 1996, the Company, through Spire Technologies, entered into an Exclusive License and Technical Assistance Agreement (the "ASI License Agreement") with ASI. ASI, which maintains its principal office in Sydney, Australia, develops and markets performance monitoring software and provides related technical consulting services to customers located in Asia, Europe, the United Kingdom and the United States. Under the terms of the ASI License Agreement, and subject to certain qualifications contained therein, the Company acquired an exclusive license in North and South America during a five-year term (which may be extended for up to three additional five-year periods) to use, market, modify, manufacture, assemble, test and modify ASI's SYSMON software program and technical information relating thereto. In consideration of the grant of this license, the Company paid to ASI a non-refundable license fee in the amount of $550,000 and agreed to pay royalties to ASI during the term of the ASI License Agreement.

     On September 10, 1996, the Company entered into an ASI Option Agreement (the "ASI Option Agreement") by and among the Company, ASI, Kilat Holdings Pty. Limited, the sole shareholder of ASI ("Kilat"), Eng H. Lee and Mary Lee. Under the terms of the ASI Option Agreement, ASI granted to the Company an option (the "ASI Option"), exercisable in the Company's discretion at any time prior to September 10, 1997, to acquire all or any portion of the tangible and intangible assets of ASI, as determined by the Company. As consideration for the grant of the ASI Option, the Company paid to ASI an option purchase payment in the amount of $130,000. In the event the Company elects to exercise the ASI Option, the Company has agreed to pay to ASI the exercise price of $1,405,000, consisting of cash in the amount of $1,055,000 and 87,500 shares of Common Stock, subject to certain adjustments to the cash portion of the exercise price to reflect the profit or loss of ASI for the period from April 30, 1996 through October 31, 1996. The Company has also agreed to assume certain liabilities associated with the assets of ASI to be acquired by the Company. In the event the Company does not exercise the ASI Option prior to September 10, 1997, the Company will have no obligation to acquire any assets or liabilities of ASI. The ASI Option Agreement also provides for the Company to make available to ASI a revolving commercial credit facility (the "ASI Facility") in an amount not to exceed $200,000 on terms to be determined by the mutual agreement of the Company and ASI. The obligation of ASI to repay all amounts advanced under the ASI Facility is secured by a pledge by ASI in favor of the Company of all of ASI's intellectual property. The ASI Facility expires on September 10, 1997.

     On September 10, 1996, the Board appointed Mr. Eng H. Lee to serve as a director of the Company. In January 1997, the Board appointed Mr. Lee to serve as Vice President and Chief Technical Officer of the Company. Mr. Lee is the record owner of fifty percent (50%), and through his wife, Mary Lee, is the beneficial owner of one hundred percent (100%), of the capital stock of Kilat, the sole shareholder of ASI.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

PRINCIPAL HOLDERS

     The following table sets forth information as of June 1, 1997 with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director or nominee, by the Named Executive Officer and by all directors and officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated. The percentages set forth below have been computed based on the number of outstanding securities, excluding treasury shares held by the Company, which was 4,351,228 shares of Common Stock as of June 1, 1997.


                                                   Beneficial Ownership
                                                     as of June 1, 1997
                                         -------------------------------------
                                                                 Percentage of
Name and Address of Beneficial Owner     Number of Shares          Class (1)
------------------------------------     ----------------        -------------

Common Stock:
Gary B. Godfrey . . . . . . . . . .      1,039,701 (2)                  23.9%
  149 North 835 East
  Lindon, Utah 84042

Robert K. Bench . . . . . . . . . .        496,090 (3)                  11.2
  626 East 1820 North
  Orem, Utah 84057
Brian W. Braithwaite  . . . . . . .        460,765                      10.6
  1348 North 1400 West
  Provo, Utah 84604

Douglas D. Yates  . . . . . . . . .        450,711 (4)                  10.4
  797 North 500 West
  Lehi, Utah 84043

Jeffrey L. Webster  . . . . . . . .        429,470                       9.9
  465 West 320 North
  American Fork, UT 84003

William A. Fresh  . . . . . . . . .         99,804 (5)(6)                2.3

Sherman H. Smith  . . . . . . . . .          6,360 (6)(7)                *

Eng H. Lee  . . . . . . . . . . . .              0                       0

Kieth E. Sorenson . . . . . . . . .              0                       0
All officers and directors as a group
(7 persons) . . . . . . . . . . . .      2,102,750 (3)(6)               47.4%
 ___________________________

*    Represents less than 1% of the outstanding shares of Common Stock.

(1) Beneficial ownership as a percentage of the class for each person holding options exercisable within 60 days of the date of computation has been calculated as though shares of Common Stock subject to such options were outstanding, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

(2) Shares held by Gary B. Godfrey and Karie Godfrey, Trustees of the Gary B. Godfrey Family Revocable Trust dated July 1, 1993.

(3) Includes presently exercisable options to purchase 83,658 shares of Common Stock issued to Mr. Bench under the Option Plan in connection with the Share Exchange in substitution for options to purchase shares of Spire Technologies Common Stock.

(4) Shares held by Douglas D. Yates and Rita S. Yates, Trustees of the Rita S. Yates Family Revocable Trust dated July 1, 1993.

(5) Includes 20,000 shares owned of record by Mr. Fresh's individual retirement account.

(6) Includes presently exercisable options to purchase 2,000 shares of Common Stock issued to each of Mr. Fresh and Mr. Smith pursuant to the Option Plan.

(7) Includes 2,000 shares owned of record by the Gerald Smith Family Partnership, of which Mr. Smith is a limited partner. Mr. Smith disclaims beneficial ownership of such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock of the Company, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all required forms were timely filed during the past fiscal year.


                     AMENDMENT OF ARTICLES OF INCORPORATION
                     TO AUTHORIZE A CLASS OF PREFERRED STOCK
         AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     The Board has unanimously adopted a resolution setting forth a proposed amendment to the Company's Articles to authorize a class of 5,000,000 shares of Preferred Stock and to increase the number of shares of Common Stock which the Company is authorized to issue from 8,000,000 to 15,000,000 shares.

DESCRIPTION OF CAPITAL STOCK

     COMMON STOCK. The Articles currently authorize the issuance of 8,000,000 shares of Common Stock, par value $.25 per share. As of June 1, 1997, there were 4,351,228 shares of Common Stock issued and outstanding, held by approximately 435 stockholders of record. Except as otherwise required by law, each share of Common Stock entitles the stockholder to one vote on each matter which stockholders may vote on at all meetings of stockholders of the Company. Holders of the Common Stock are not entitled to cumulative voting in the election of directors. Holders of the Common Stock do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions applicable thereto. Shares of Common Stock are currently entitled to share equally and ratably in dividends paid from the funds legally available for the payment thereof, when, as and if declared by the Board. Holders of Common Stock are also currently entitled to share ratably in the assets of the Company available for distribution to holders of Common Stock after payment of liabilities of the Company upon liquidation or dissolution of the Company, whether voluntary or involuntary. If the proposal described herein to amend the Articles is adopted, then the holders of Common Stock would be entitled to such ratable distribution after payment of the Company's liabilities and amounts, if any, due to holders of Preferred Stock. All the outstanding shares of Common Stock are fully paid and nonassessable. The Company has no present intention to issue any of the additional 7,000,000 shares of Common Stock that will become authorized pursuant to approval of the amendment to the Articles proposed herein. The declaration of dividends is subject to the discretion of the Board. The Company has no present intention of paying any cash dividends on the Common Stock and plans currently to retain any earnings to finance the development and expansion of its operations. The payment of cash dividends also may be restricted by a number of other factors, including future earnings, capital requirements and the financial condition of the Company, and restrictions on the payment of dividends imposed under Utah law.

     PREFERRED STOCK. The amendment to the Articles proposed herein authorizes a new class of 5,000,000 shares of Preferred Stock, par value $1.00 per share, of the Company. The Board will be authorized, without any further action by the stockholders of the Company, to (i) divide the Preferred Stock into series, (ii) designate each such series, (iii) fix and determine dividend rights, (iv) determine the price, terms and conditions on which shares of Preferred Stock may be redeemed, (v) determine the amount payable to holders of Preferred Stock in the event of voluntary or involuntary liquidation, (vi) determine any sinking fund provisions, and (vii) establish any voting, preemption or conversion privileges. The future issuance of Preferred Stock may have the effect of delaying or preventing a change in control of the Company and may adversely affect the voting and other rights of the holders of Common Stock. The Company has no present intention to issue any of the 5,000,000 shares of Preferred Stock that will become authorized pursuant to approval of the amendment to the Articles proposed herein.

     UTAH CONTROL SHARES ACQUISITION ACT. No provision of the Articles or Bylaws would delay, defer or prevent a change in control of the Company. Nonetheless, the Utah Control Shares Acquisition Act (the "Control Shares Act") provides that any person or entity which acquires 20% or more of the outstanding voting shares of a publicly-held Utah corporation is denied voting rights with respect to the acquired shares, unless a majority of the disinterested shareholders of the corporation elects to restore such voting rights. A "control share acquisition" is generally defined as the direct or indirect acquisition of either ownership or voting power associated with previously issued and outstanding control shares. The shareholders of a corporation may elect to exempt the stock of the corporation from the provisions of the Control Shares Act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. Neither the Company's Articles nor its Bylaws exempt the Common Stock from the Control Shares Act.

     Approval of the proposed amendment of the Articles requires that votes cast in favor of the proposed amendment exceed votes cast against it. The Board recommends a vote FOR amendment of the Articles to authorize a class of 5,000,000 shares of preferred stock and to increase the number of shares of Common Stock which the Company is authorized to issue to 15,000,000 shares.


                            AMENDMENT OF OPTION PLAN
               TO INCREASE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
                          PURSUANT TO GRANTS THEREUNDER

     The Board has unanimously adopted a resolution setting forth a proposed amendment to the Option Plan to increase by 500,000, from 1,000,000 to 1,500,000, the number of shares of Common Stock, available for issuance pursuant to grants under the Option Plan.

DESCRIPTION OF THE OPTION PLAN

     GENERAL. The Option Plan was adopted by the Board as of January 31, 1996. As part of the Share Exchange, the Company's shareholders approved the Option Plan on April 18, 1996, and the Company substituted options to purchase shares of the Common Stock pursuant to the Option Plan for then-outstanding options to purchase shares of common stock of Spire Technologies. The Option Plan was amended by the Board as of September 10, 1996, to provide for a formula award of options to non-employee directors of the Company. The following description of the Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Plan.

     PURPOSE. The purpose of the Option Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging directors and key employees of the Company and its subsidiaries to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees with exceptional qualifications, and (c) linking the interests of key employees of the Company directly to stockholder interests through increased stock ownership.

     ADMINISTRATION. The Option Plan is administered by a committee (the "Option Plan Committee") of the Board consisting of two or more disinterested directors appointed by the Board. The Option Plan Committee is currently composed of the Compensation Committee of the Board. Except with respect to the annual grant of options to non-employee directors described below, the Option Plan Committee, in its sole discretion, determines the number and type of awards granted to a participant under the Option Plan and the terms and conditions of such awards, including any vesting conditions. The Option Plan Committee executes agreements setting forth the terms of such awards (each, a "Stock Award Agreement") and makes all other decisions relating to the operation of the Option Plan.

     DURATION. The Option Plan will remain in effect until terminated by the Board, except that no Incentive Option (as defined below) may be granted under the Option Plan after March 1, 2006. Notwithstanding the termination of the Option Plan, the Option Plan will continue in effect after such termination for purposes of the administration of any Option Plan award granted prior to such termination.

     SHARES SUBJECT TO THE OPTION PLAN. The Option Plan provides for the issuance of Incentive Stock Options (the "Incentive Options"), as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which are not governed by the provisions of
Section 422 of the Code ("Nonqualified Options" and, together with Incentive Options, "Options") for shares of Common Stock, certain corresponding stock appreciation rights ("SARs"), restricted shares of Common Stock ("Restricted Shares") and Stock Units (as defined below) or any combination thereof (as the case may be, each an "Award"). The maximum number of Options, Restricted Shares and Stock Units that may be awarded under the Option Plan is currently 1,000,000, and the maximum number of Options, Restricted Shares and Stock Units that may be awarded to a single participant in any calendar year is 200,000. If any Options, Restricted Shares or Stock Units are forfeited or if any Option terminates for any reason before being exercised, then such Options, Restricted Shares or Stock Units become available again for Awards under the Plan. Notwithstanding the above, if any Options are surrendered because corresponding SARs are exercised, such Options will not become available again for Awards under the Option Plan. Common Stock issued pursuant to the Option Plan may be authorized but unissued shares or treasury shares. As of June 1, 1997, the Company had granted options for the purchase of 796,000 shares of Common Stock under the Option Plan.

     In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization or similar occurrence (the occurrence of each of which may be referred to as a "Capital Change"), the Option Plan Committee will make appropriate adjustments in the number of Options, Restricted Shares and Stock Units available for future Awards under the Option Plan.

     ELIGIBILITY. Awards may be granted to directors, officers and employees of the Company and its subsidiaries that the Option Plan Committee, in its sole discretion, determines to be key employees (the "Key Employees"). Members of the Option Plan Committee are not eligible to participate in the Option Plan. Because the Option Plan Committee has complete discretion to determine the number and selection of Key Employees eligible to participate in the Option Plan, it is not possible to estimate accurately the number of persons who are or may become eligible to participate therein. Nonetheless, because the Company's Bylaws provide that the Company shall have not less than three and not more than nine directors and because at least two of the Company's directors must serve on the Option Plan Committee as disinterested directors pursuant to the Option Plan, the number of persons eligible to participate in the Option Plan may range from one non-Option Plan Committee director to as many as seven non-Option Plan Committee directors and as many Key Employees as the Option Plan Committee, in its discretion, may determine.

     OPTIONS. The Option Plan Committee, in its sole discretion, may grant both Incentive Options and Nonqualified Options from time to time. The Option Plan provides that the exercise price of Options, restrictions upon the exercise of Options and restrictions on the transferability of shares issued upon the exercise of Options, will be determined by the Option Plan Committee in its sole discretion, except that (i) the exercise price of any Incentive Option will not be less than the fair market value of a share of Common Stock as of the date of the grant and (ii) in the case of an Incentive Option granted to any individual who, at the time that the Incentive Option is granted, owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "Restricted Stockholder"), the exercise price of such Incentive Option will not be less than 110% of the fair market value, determined pursuant to the Option Plan, of a share of Common Stock as of the date on which the Option is granted. The Option Plan Committee has sole discretion to determine the time or times when each Option vests and becomes exercisable. The term of an Incentive Option, however, may not be more than ten years from the date of grant, and the term of any Incentive Option granted to a Restricted Stockholder may not be more than five years from the date of grant. During the lifetime of the employee receiving the Option (the "Optionee"), the Option will be exercisable only by the Optionee and will not be assignable or transferrable. Each Option will become exercisable in such installments, at such time or times, and is subject to such conditions, as the Option Plan Committee, in its discretion, may determine at or before the time the Option is granted. The Option Plan Committee may provide for the accelerated exercisability of an Option in the event of the death, disability or retirement of the Optionee. Unless otherwise provided by the Option Plan Committee, all Options will terminate ninety days after the termination of the employment of an Optionee, unless the Optionee's employment was terminated for cause, in which event the Options will immediately terminate upon the termination of such Optionee's employment.

     FORMULA AWARD TO NON-EMPLOYEE DIRECTORS. The Option Plan specifically provides for an initial grant to each non-employee director of the Company of 5,000 Options upon election or appointment as a director of the Company. These Options vest in increments of 1,667 Options over a three-year period. In addition, the Option Plan provides for an annual grant to each non-employee director of the Company of 2,000 Options which are immediately exercisable. Options under the formula award provisions of the Option Plan are exercisable at the fair market value of shares of Common Stock on the date of grant.

     PAYMENT. The exercise price of Options granted under the Option Plan is payable at the time of exercise in cash or, in the discretion of the Option Plan Committee, in shares of Common Stock or other forms approved by the Option Plan Committee. In the case of an Incentive Option, payment must be made only pursuant to the express provisions with regard to exercise that the Option Plan Committee determines to include in the applicable Stock Award Agreement. Any payment method approved by the Option Plan Committee must be consistent with applicable law, regulations and rules as well as the terms and conditions of the Option Plan.

     STOCK APPRECIATION RIGHTS. In connection with the grant of any Option, the Option Plan Committee, in its sole discretion, may also grant an SAR, which will relate to a specific Option granted to the Optionee. An SAR entitles the Optionee to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company an amount equal to the difference between the aggregate exercise price of the shares of Common Stock subject to the Option and the fair market value, as determined under the Option Plan, of such shares on the date of such exercise. Payment by the Company of any amount owing pursuant to the exercise of an SAR may be made in shares of Common Stock, cash or any combination of cash and shares, as determined in the sole discretion of the Option Plan Committee. The determination of the Option Plan Committee to include an SAR in an Incentive Option may be made only at the time of the grant of the Incentive Option. The Option Plan Committee may include an SAR in a Nonqualified Option at the time of the grant, and any time thereafter until six months before the expiration of the Nonqualified Option.

     An SAR may be exercised only to the extent the Option to which it is applicable is exercisable and may not be exercised unless both the SAR and the related Option have been outstanding for more than six months. If, on the date an Option expires, the exercise price of the Option is less than the fair market value of the shares of Common Stock on such date, then any SARs included in such Option is automatically deemed to be exercised as of such date with respect to any portion of such Option that has not been exercised or surrendered.

     RESTRICTED SHARES. The Option Plan Committee may grant shares of Common Stock which are subject to vesting conditions as an Award under the Option Plan ("Restricted Shares"). The award of Restricted Shares may be made at any time and for any year of the Option Plan. Restricted Shares become vested, in full or in installments, upon satisfaction of the conditions specified in the relevant Stock Award Agreement. The Option Plan Committee selects the vesting conditions, which may be based upon the recipient's service and/or performance, the Company's performance, or such other criteria as the Committee may adopt. The Stock Award Agreement may also provide for accelerated vesting in the event of the recipient's death, disability or retirement. A recipient of Restricted Shares, as a condition to their grant, may be required to pay the Company, in cash, an amount equal to the par value of the Restricted Shares. Holders of Restricted Shares have the same voting, dividend and other rights as the other holders of Common Stock.

     STOCK UNITS. A Stock Unit is an unfunded and unsecured bookkeeping entry representing the equivalent of one share of Common Stock which is subject to certain vesting conditions (a "Stock Unit"). Holders of Stock Units have no voting rights or other rights of a stockholder, but are entitled to receive "Dividend Equivalents" in an amount equal to the amount of cash dividends paid on the number of shares of Common Stock represented by the Stock Units while the Stock Units are outstanding. Stock Units and corresponding Dividend Equivalents will be settled at a time determined by the Option Plan Committee and may be paid, in the discretion of the Option Plan Committee, in the form of cash, shares of Common Stock or a combination thereof.

     Stock Units may be awarded in combination with Restricted Shares or Nonqualified Options, and the Option Plan Committee may provide that the Stock Units be forfeited in the event that the related Nonqualified Options are exercised. No cash consideration will be required for an award of a Stock Unit. The Option Plan Committee may grant Stock Units at anytime during the term of the Option Plan. The Option Plan Committee, in its sole discretion, selects the vesting conditions for each award of a Stock Unit. The vesting conditions may be based upon the recipient's service or performance, the Company's performance, or such other criteria that the Option Plan Committee may adopt.

     AMENDMENTS. The Board may, at any time and for any reason, amend or terminate the Option Plan; PROVIDED, that any amendment to the Option Plan will be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. No amendment, suspension or termination of the Option Plan will affect an Award granted on or prior to the effective date of such amendment.

     GENERAL PROVISIONS. Neither the Option Plan nor the grant of any Award thereunder gives any individual the right to remain employed by the Company or any of its subsidiaries. The Option Plan does not inhibit the Company's ability to terminate or modify the terms of the employment of any employee at anytime, with or without cause. Participants in the Option Plan have no rights with respect to dividends, voting or any other privileges accorded to the Company's stockholders at the issuance of stock certificates for shares of Common Stock. Recipients of Options have no obligation to exercise such Options. Participants in the Option Plan have no rights or interest under the Option Plan in any Option or shares of the Common Stock prior to the grant of an Option, Restricted Share or Stock Unit.

NEW PLAN BENEFITS

     Because the Option Plan Committee has complete discretion to determine the number and selection of Key Employees, as well as the recipients, number, type, vesting requirements and other terms of any Award under the Option Plan, it is not possible to determine the benefits or amounts, if any, that will be received by or allocated to any person under the Option Plan, except that each non-employee director of the Company will receive Options pursuant to the formula award provisions of the Option Plan. During fiscal year 1997, the Company granted 2,000 currently exercisable Options pursuant to such formula award provisions to each of Messrs. Fresh and Smith.

FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion is a brief summary of federal income tax law applicable to the Option Plan. The discussion is intended solely for general information and omits certain information which does not apply generally to all participants in the Option Plan.

     INITIAL GRANT OF OPTIONS AND SARS. A recipient of Options, whether Nonqualified Options or Incentive Options, or SARs incurs no income tax liability, and the Company obtains no deduction, from the grant of Options or SARs.

     INCENTIVE OPTIONS. The holder of an Incentive Option is not subject to federal income tax upon the exercise of the Incentive Option, and the Company is not entitled to a tax deduction by reason of such exercise, provided that the holder is still employed by the Company (or terminated employment no longer than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon the death or disability of the Optionee. A sale of the shares of Common Stock received upon the exercise of an Incentive Option which occurs both more than one year after the exercise of the Incentive Option and more than two years after the grant of the Incentive Option will result in the realization of long-term capital gain or loss to the Optionee in the amount of the difference between the amount realized on the sale and the exercise price for such shares. Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a "disqualifying disposition"), the Optionee will recognize ordinary compensation income, and the Company will receive a corresponding deduction, equal to the lesser of (i) the excess of the fair market value of the shares on the date of transfer to the Optionee over the exercise price or (ii) the excess of the amount realized on the disposition over the exercise price.

     The excess of the fair market value of the shares of Common Stock at the time of the exercise of an Incentive Option over the Option price will increase the Optionee's alternative minimum taxable income subject to the alternative minimum tax, unless a subsequent disqualifying disposition occurs in the same taxable year of the Optionee in which the Common Stock was purchased.

     NONQUALIFIED OPTIONS. Upon the exercise of a Nonqualified Option, the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the exercise price is taxed to the Optionee as ordinary compensation income. The Company is generally entitled to a deduction in the same amount, provided it satisfies certain requirements relating to the terms of the Option and makes all required wage withholdings on the compensation element attributable to the exercise. In general, the Optionee's tax basis in the shares acquired by exercising a Nonqualified Option is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the Optionee will realize capital gain or loss in an amount equal to the difference between the sale price and his or her basis in the shares.

     RESTRICTED SHARES. The recipient of an award of Restricted Shares must recognize income in the first year that (i) the Restricted Shares become transferable by the recipient or (ii) the Restricted Shares are not subject to a substantial risk of forfeiture. The various vesting conditions imposed upon the Restricted Shares in the applicable Stock Award Agreement determine if the Restricted Shares are subject to a substantial risk of forfeiture. The amount of income that must be recognized in connection with a grant of Restricted Shares will be equal to the difference between the fair market value of the Restricted Shares in the year that income is recognized and the value paid by the recipient for the Restricted Shares. The income recognized will be taxed as ordinary income. The tax basis in the Restricted Shares will be the value paid by the recipient plus any income recognized by the recipient.

     A recipient may elect to recognize income in the year he or she receives an award of Restricted Shares even if the Restricted Shares are non-transferable and subject to a substantial risk of forfeiture. The recipient will recognize as income the difference between the fair market value of the Restricted Shares and the value paid for such Restricted Shares. The tax basis in the Restricted Shares will be the value paid by the recipient plus any income recognized by the recipient. By making such election, the recipient can defer recognizing as income the increase in value of the Restricted Shares during such period until the Restricted Shares are sold or transferred. Upon the subsequent sale of any Restricted Shares in a taxable transaction, the recipient will realize capital gain or loss (long-term or short-term, depending on whether the Restricted Shares were held for more than twelve months before the sale) in an amount equal to the difference between the sale price and his or her basis in the Restricted Shares.

     STOCK UNITS AND SARS. Upon the exercise of an SAR and/or the payment of Stock Units and corresponding Dividend Equivalents, a participant under the Option Plan will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of Common Stock received upon the exercise of the SAR or the payment of the Stock Unit and Dividend Equivalent, and generally the Company will be entitled to a corresponding deduction. In the event the participant receives shares of Common Stock upon the exercise of the SAR or the payment of the Stock Unit or Dividend Equivalent, any shares so acquired will have a tax basis equal to their fair market value on the date of such exercise or payment, and the holding period of the shares will commence on the day following that date. Upon a subsequent sale of such shares, the participant will recognize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the sale price and his or her basis in the shares.

     WITHHOLDING TAX OBLIGATIONS. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Option Plan must make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company is not required to make such payment or distribution until such obligations are satisfied. The Committee may permit an Option Plan participant who exercises a Nonqualified Option to satisfy all or part of his or her withholding tax obligation by having the Company withhold a portion of the Common Stock that otherwise would be issued to the participant under such Nonqualified Option.

APPROVAL OF AMENDMENT OF OPTION PLAN

     Approval of the proposed amendment of the Option Plan requires that votes cast in favor of the proposed amendment exceed votes cast against it. The Board recommends a vote FOR amendment of the Option Plan to increase by 500,000 the number of shares of Common Stock, available for issuance pursuant to grants under the Option Plan.

CERTAIN INTERESTS OF DIRECTORS

     In considering the recommendation of the Board with respect to the amendment of the Option Plan, stockholders should be aware that the members of the Board have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, all directors, except those who may be serving as members of the Option Plan Committee, are eligible to participate in the Option Plan. The Board recognizes that adoption of the proposed amendment to the Option Plan may benefit individual directors of the Company and their successors, but it believes that approval of the amendment of the Option Plan will strengthen the Company's ability to continue to attract, motivate and retain qualified employees, officers and directors. As of June 1, 1997, current members of the Board owned, in the aggregate, approximately 47.4% of the outstanding shares of Common Stock. See "Principal Holders of Voting Securities."


                      RATIFICATION OF SELECTION OF AUDITOR
                             AND CHANGES IN AUDITOR

     The Audit Committee has recommended, and the Board has selected, the firm of KPMG Peat Marwick LLP ("KPMG") of Salt Lake City, Utah, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1998, subject to ratification by the shareholders. The Board anticipates that one or more representatives of KPMG will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board recommends that shareholders vote FOR ratification of the appointment of KPMG as the Company's independent auditor.

     On July 14, 1995, upon the recommendation and approval of the Board, Amacan engaged Tanner + Co. as independent auditor to audit Amacan's financial statements for the year ending April 30, 1995. Upon consummation of the Share Exchange on April 18, 1996, and pursuant to the recommendation and approval of the Board, the Company determined to retain the services of KPMG, who had served as the independent auditor of the Spire Companies since October 1995, to audit the financial statements of the Company for the fiscal year ending April 30, 1996, and to dismiss Tanner + Co. Tanner + Co.'s reports on Amacan's financial statements for the fiscal year ended April 30, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company had no disagreements with Tanner + Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Tanner + Co. to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the two fiscal years and the interim period preceding Tanner + Co.'s dismissal, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. No consultations occurred between the Company and KPMG during the relevant fiscal year and any interim period preceding the recent retention of KPMG regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.


                            PROPOSALS OF SHAREHOLDERS

     In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 1998, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 311 North State Street, Orem, Utah 84057, no later than March 1, 1998.


                             ADDITIONAL INFORMATION

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10 KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO (AS WELL AS EXHIBITS THERETO, IF SPECIFICALLY REQUESTED), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUESTS FOR SUCH INFORMATION SHOULD BE DIRECTED TO BRIAN W. BRAITHWAITE, SECRETARY OF THE COMPANY, AT 311 NORTH STATE STREET, OREM, UTAH 84057.

                                      PROXY
                     SENTO TECHNICAL INNOVATIONS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gary B. Godfrey, Robert K. Bench and Brian
W. Braithwaite, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Sento Technical Innovations Corporation, a Utah corporation (the "Company"), held of record by the undersigned on July 7, 1997 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Kimball, Parr, Waddoups, Brown & Gee, 185 South State Street, Suite 1300, Salt Lake City, Utah 84111, on August 18, 1997, at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

     _ FOR all nominees listed below (except as marked to the contrary).
     _ WITHOUT AUTHORITY to vote for all nominees listed below.
       (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
          GARY B. GODFREY     BRIAN W. BRAITHWAITE     SHERMAN H. SMITH
          ROBERT K. BENCH     WILLIAM A. FRESH         ENG H. LEE
                              KIETH E. SORENSON

2. PROPOSAL TO AMEND the Company's Articles of Incorporation to authorize a class of 5,000,000 shares of preferred stock of the Company and to increase the number of shares of Common Stock which the Company is authorized to issue to 15,000,000 shares.

     _  FOR         _  AGAINST        _  ABSTAIN

3. PROPOSAL TO AMEND the Sento Technical Innovations Corporation Stock Incentive Plan to increase by 500,000 the number of shares of Common Stock available for issuance by the Company thereunder.

     _  FOR         _  AGAINST        _  ABSTAIN

4. PROPOSAL TO RATIFY the appointment of KPMG Peat Marwick LLP as the independent auditor of the Company.

     _  FOR         _  AGAINST        _  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
                                                                     (continued)








     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF 5,000,000 SHARES OF PREFERRED STOCK OF THE COMPANY AND TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE TO 15,000,000 SHARES, FOR THE AMENDMENT TO THE SENTO TECHNICAL INNOVATIONS CORPORATION STOCK INCENTIVE PLAN TO INCREASE BY 500,000 THE NUMBER OF SHARES OF COMMON STOCK


AVAILABLE FOR ISSUANCE BY THE COMPANY THEREUNDER, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY.

     Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.


DATED: _________________,  1997
                                        ________________________________________
                                        Signature



                                        ________________________________________
                                        Signature if held jointly


     (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                                 SENTO TECHNICAL
                             INNOVATIONS CORPORATION


                              STOCK INCENTIVE PLAN

                                 SENTO TECHNICAL
                             INNOVATIONS CORPORATION

                              STOCK INCENTIVE PLAN


                                TABLE OF CONTENTS

     PAGE

1.   INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.   ADMINISTRATION   . . . . . . . . . . . . . . . . . . . . . . . .    1

     2.1  The Committee . . . . . . . . . . . . . . . . . . . . . . .    1

     2.2  Disinterested Directors . . . . . . . . . . . . . . . . . .    1

     2.3  Committee Responsibilities  . . . . . . . . . . . . . . . .    1

3.   LIMITATION ON AWARDS . . . . . . . . . . . . . . . . . . . . . .    2

4.   ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . .    2

     4.1  General Rule  . . . . . . . . . . . . . . . . . . . . . . .    2

     4.2  Ten-Percent Stockholders  . . . . . . . . . . . . . . . . .    2

     4.3  Attribution Rules . . . . . . . . . . . . . . . . . . . . .    2

5.   OPTIONS          . . . . . . . . . . . . . . . . . . . . . . . .    3

     5.1  Stock Option Agreement  . . . . . . . . . . . . . . . . . .    3

     5.2  Options Nontransferable . . . . . . . . . . . . . . . . . .    3

     5.3  Number of Shares  . . . . . . . . . . . . . . . . . . . . .    3

     5.4  Exercise Price  . . . . . . . . . . . . . . . . . . . . . .    3

     5.5  Exercisability and Term . . . . . . . . . . . . . . . . . .    3

     5.6  Effect of Change in Control . . . . . . . . . . . . . . . .    3

     5.7  Modification, Extension and Renewal of Options  . . . . . .    4

     5.8  Termination of Employment . . . . . . . . . . . . . . . . .    4

6.   PAYMENT FOR OPTION SHARES  . . . . . . . . . . . . . . . . . . .    4

     6.1  General Rule  . . . . . . . . . . . . . . . . . . . . . . .    4

     6.2  Surrender of Stock  . . . . . . . . . . . . . . . . . . . .    5

     6.3  Exercise/Sale . . . . . . . . . . . . . . . . . . . . . . .    5

     6.4  Exercise/Pledge . . . . . . . . . . . . . . . . . . . . . .    5

     6.5  Other Forms of Payment  . . . . . . . . . . . . . . . . . .    5

7.   FORMULA AWARDS   . . . . . . . . . . . . . . . . . . . . . . . .    5

     7.1  General     . . . . . . . . . . . . . . . . . . . . . . . .    5

     7.2  Grants  . . . . . . . . . . . . . . . . . . . . . . . . . .    5

     7.3  Option Agreement  . . . . . . . . . . . . . . . . . . . . .    6

     7.4  Formula Award Exercise Price  . . . . . . . . . . . . . . .    6

     7.5  Exercisability  . . . . . . . . . . . . . . . . . . . . . .    6

     7.6  Method of Payment . . . . . . . . . . . . . . . . . . . . .    6

     7.7  Term of Formula Awards  . . . . . . . . . . . . . . . . . .    6

     7.8  Non-Transferability . . . . . . . . . . . . . . . . . . . .    7

     7.9  Limitation of Rights  . . . . . . . . . . . . . . . . . . .    7

     7.10 Limitation as to Directorship . . . . . . . . . . . . . . .    7

     7.11 Capital Adjustments . . . . . . . . . . . . . . . . . . . .    7

     7.12 Termination of Formula Awards . . . . . . . . . . . . . . .    7

     7.13 Change in Control . . . . . . . . . . . . . . . . . . . . .    8

     7.14 Other Plan Provisions . . . . . . . . . . . . . . . . . . .    8

8.   STOCK APPRECIATION RIGHTS  . . . . . . . . . . . . . . . . . . .    8

     8.1  Grant of SARs . . . . . . . . . . . . . . . . . . . . . . .    8

     8.2  Manner of Exercise of SARs  . . . . . . . . . . . . . . . .    8

     8.3  Special Holding Period  . . . . . . . . . . . . . . . . . .    8

     8.4  Special Exercise Window . . . . . . . . . . . . . . . . . .    9

     8.5  Limited SARs  . . . . . . . . . . . . . . . . . . . . . . .    9

9.   RESTRICTED SHARES AND STOCK UNITS  . . . . . . . . . . . . . . .    9

     9.1  Time, Amount and Form of Awards . . . . . . . . . . . . . .    9

     9.2  Payment for Awards  . . . . . . . . . . . . . . . . . . . .    9

     9.3  Vesting Conditions  . . . . . . . . . . . . . . . . . . . .    9

     9.4  Form of Settlement of Stock Units . . . . . . . . . . . . .    9

     9.5  Time of Settlement and Payment of Stock Units . . . . . . .   10

     9.6  Death of Recipient  . . . . . . . . . . . . . . . . . . . .   10

10.  VOTING RIGHTS AND DIVIDENDS OR DIVIDEND EQUIVALENTS  . . . . . .   10

     10.1 Restricted Shares . . . . . . . . . . . . . . . . . . . . .   10

     10.2 Stock Units . . . . . . . . . . . . . . . . . . . . . . . .   10

11.  PROTECTION AGAINST DILUTION  . . . . . . . . . . . . . . . . . .   11

     11.1 General     . . . . . . . . . . . . . . . . . . . . . . . .   11

     11.2 Reorganizations . . . . . . . . . . . . . . . . . . . . . .   11

     11.3 Reservation of Rights . . . . . . . . . . . . . . . . . . .   11

12.  LIMITATION OF RIGHTS . . . . . . . . . . . . . . . . . . . . . .   11

     12.1 Employment Rights . . . . . . . . . . . . . . . . . . . . .   11

     12.2 Stockholders' Rights  . . . . . . . . . . . . . . . . . . .   11

     12.3 Creditors' Rights . . . . . . . . . . . . . . . . . . . . .   12

     12.4 Government Regulations  . . . . . . . . . . . . . . . . . .   12

13.  LIMITATION ON PAYMENTS . . . . . . . . . . . . . . . . . . . . .   12

     13.1 Basic Rule  . . . . . . . . . . . . . . . . . . . . . . . .   12

     13.2 Reduction of Payments . . . . . . . . . . . . . . . . . . .   12

     13.3 Overpayments and Underpayments  . . . . . . . . . . . . . .   13

     13.4 Related Corporations  . . . . . . . . . . . . . . . . . . .   13

14.  WITHHOLDING TAXES  . . . . . . . . . . . . . . . . . . . . . . .   13

     14.1 General . . . . . . . . . . . . . . . . . . . . . . . . . .   13

     14.2 Nonstatutory Options  . . . . . . . . . . . . . . . . . . .   13

15.  ASSIGNMENT OR TRANSFER OF AWARD  . . . . . . . . . . . . . . . .   14

16.  FUTURE OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . .   14

     16.1 Term of the Plan  . . . . . . . . . . . . . . . . . . . . .   14

     16.2 Amendment or Termination  . . . . . . . . . . . . . . . . .   14

     16.3 Effect of Amendment or Termination  . . . . . . . . . . . .   14

17.  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .   14

18.  EXECUTION        . . . . . . . . . . . . . . . . . . . . . . . .   18

                     SENTO TECHNICAL INNOVATIONS CORPORATION

                              STOCK INCENTIVE PLAN


ARTICLE 1.  INTRODUCTION.

     The Plan was adopted by the Board on January 31, 1996, and was approved by the Company's stockholders on April 18, 1996. The purpose of the Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging Key Employees and Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees and Directors with exceptional qualifications, and (c) linking Key Employees and Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options, which may constitute incentive stock options or nonstatutory stock options, or SARs. The Plan shall be governed by, and construed in accordance with, the laws of the State of Utah.

ARTICLE 2.  ADMINISTRATION.

     2.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board. A member of the Committee shall not be eligible to receive any Award under the Plan.

     2.2 DISINTERESTED DIRECTORS. A director shall be deemed to be "disinterested" only if he or she satisfies such requirements as the SEC may establish for disinterested administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

     2.3 COMMITTEE RESPONSIBILITIES. The Committee shall select the Key Employees and Directors who are eligible to receive Awards under the Plan, determine the amount, vesting requirements and other conditions of such Awards, interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     Notwithstanding the above or anything to the contrary in the Plan, the Committee shall have no authority, discretion or power to select the individuals who are or will be eligible to receive Formula Awards under Article 7 of this Plan and shall not have any discretion to determine the amount, price or timing of any Formula Awards granted or to be granted under Article 7 of the Plan. Subject to the foregoing, the Committee shall have the power, subject to, and within the limitations of, the express provisions of Article 7 of this Plan:

          (i) To construe and interpret Article 7 of this Plan and any Formula Award, to construe or interpret any conditions or restrictions imposed on Common Shares acquired pursuant to the exercise of a Formula Award, to define the terms used herein and to establish, amend and revoke rules and regulations for administration of such Article 7. The Committee in the exercise of this power may correct any defect, omission or inconsistency in Article 7 hereof or in any Formula Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make such Article 7 fully effective; and

          (ii) To recommend amendment, modification, suspension or termination of Article 7 of this Plan by the Board in accordance with
     Article 16 hereof, and to recommend to shareholders amendments to, or termination of, such Article 7.

ARTICLE 3.  LIMITATION ON AWARDS.

     The aggregate number of Restricted Shares, Stock Units and Options awarded under the Plan shall not exceed 1,000,000. If any Restricted Shares, Stock Units or Options are forfeited or if any Options terminate for any other reason before being exercised, then such Restricted Shares, Stock Units or Options shall again become available for Awards under the Plan. However, if Options are surrendered upon the exercise of related SARs, then such Options shall not be restored to the pool available for Awards. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units or Options available for Awards, whether or not such dividend equivalents are converted into Stock Units. In addition, the maximum number of Restricted Shares, Stock Units and Options which may be granted to any single Participant during any one (1) Award Year is 100,000. The limitations set forth in this Article 3 shall be subject to adjustment pursuant to Article 11. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

ARTICLE 4.  ELIGIBILITY.

     4.1 GENERAL RULE. Only Key Employees and Directors shall be eligible for designation as Participants by the Committee.

     4.2 TEN-PERCENT STOCKHOLDERS. A Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise Price under such ISO is at least 110% of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     4.3 ATTRIBUTION RULES. For purposes of Section 4.2, the number of shares owned by a Key Employee shall be determined in accordance with the attribution rules as set forth in the Code and the regulations promulgated thereunder, as they may be amended or modified from time to time.

ARTICLE 5.  OPTIONS.

     5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Committee may designate all or any part of an Option as an ISO; provided, however, that only Key Employees will be eligible to receive an ISO, and the Stock Option Agreement evidencing the ISO shall contain such terms and conditions as may be necessary in the opinion of the Committee to qualify them as incentive stock options under Section 422 of the Code.

     5.2 OPTIONS NONTRANSFERABLE. No Option granted under the Plan shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and no Option may be exercised during the lifetime of the Optionee except by him or her. No option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     5.3 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     5.4 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee. In the case of an ISO, the Exercise Price shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The Exercise Price shall be payable in accordance with Article 6.

     5.5 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and Section
4.2 may require a shorter term. Subject to Sections 5.8, 8.3 and 8.4 and the preceding sentence, the Committee shall determine when all or any part of an Option (and any SARs included therein) is to become exercisable and when such Option is to expire. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

     5.6 EFFECT ON CHANGE IN CONTROL. The Committee (at its sole discretion) may determine, at the time of granting an Option or thereafter, that such Option (and any SARs included therein) shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options (and any SARs included therein) shall become fully exercisable as to all Common Shares subject to such Options.

     5.7 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     5.8 TERMINATION OF EMPLOYMENT. Except as otherwise expressly provided by the Committee in a Stock Option Agreement, or amendment thereto:

          (i) If an Optionee's service as a Director or employment with the Company or a Subsidiary terminates for any reason other than Cause, the Optionee may for a period of ninety (90) days after such termination exercise his or her Options to the extent, and only to the extent, that such Options or portion thereof were vested and exercisable as of the date the Optionee's service as a Director or employment with the Company or a Subsidiary terminated, after which time the unexercised portion of any Options shall automatically terminate in full.

          (ii) If an Optionee's service as a Director or employment with the Company or a Subsidiary terminates for Cause, the unexercised portion of any Options granted to the Optionee hereunder shall immediately terminate in full and no rights or Options thereunder may be exercised.

This Section 5.8 shall not be construed to extend the term of any Option or to permit anyone to exercise any Option after the expiration of its term, nor shall it be construed to increase the number of Common Shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's service as a Director or employment with the Company or a Subsidiary.

ARTICLE 6.  PAYMENT FOR OPTION SHARES.

     6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee may specify in the Stock Option Agreement that payment may be made pursuant to Section 6.2, 6.3, 6.4 or 6.5.

          (b) In the case of an NSO, the Committee may at any time accept payment pursuant to Section 6.2, 6.3, 6.4 or 6.5.

     6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months and which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

     6.3 EXERCISE/SALE. To the extent this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes. This
Section 6.3 shall be inapplicable to a person who is considered a director or officer of the Company, to the extent required by Section 16 of the Exchange Act or any rule thereunder.

     6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.5 OTHER FORMS OF PAYMENT. To the extent that this Section 6.5 is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

ARTICLE 7.  FORMULA AWARDS.

     7.1 GENERAL. The provisions of this Article 7 are applicable only to Options granted to Non-Employee Directors pursuant to Section 7.2 below. All other Options granted to Directors and Key Employees under the Plan shall be governed by the provisions of Articles 5 and 6.

     7.2  GRANTS.

          (a)  INITIAL GRANT TO NEW DIRECTORS.  Subject to the limitation in
Section 7.12, on the date on which an individual who is not a full-time employee of the Company or a Subsidiary first becomes a Director, whether by election or appointment, that Non-Employee Director shall automatically be granted NSOs to purchase 5,000 Common Shares (the "Initial Grant").

          (b) ANNUAL GRANTS. Subject to the limitation in Section 7.12, NSOs to purchase 2,000 Common Shares shall be granted automatically each year on the date of the annual meeting of the shareholders of the Company (the "Annual Meeting") to each individual who is elected to serve or continues to serve as a Non-Employee Director following the Annual Meeting and who is not entitled to receive an Initial Grant pursuant to Section 7.2(a) immediately following the Annual Meeting. All of such NSOs shall be fully vested and exercisable on the date of grant and shall not be subject to the vesting schedule set forth in
Section 7.5.

     7.3 OPTION AGREEMENT. Each Formula Award granted under this Article 7 shall be evidenced by a Formula Award Agreement duly executed on behalf of the Company and by the Non-Employee Director to whom such Formula Award is granted and dated as of the applicable date of grant. All Formula Awards granted under this Article 7 shall be nonstatutory options not intended to qualify under
Section 422 of the Code.

     7.4 FORMULA AWARD EXERCISE PRICE. The exercise price of the Common Shares subject to each Formula Award shall be 100% of the Fair Market Value for such Common Shares on the date the Formula Award is granted.

     7.5 EXERCISABILITY. Except as otherwise set forth in Section 7.7 or 7.13, a Formula Award granted pursuant to Section 7.2(a) shall vest and become exercisable in three equal installments on the first, second and third anniversaries of the date of grant. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to that portion of a Formula Award which has not yet vested in accordance with this Section or Section 7.13.

     7.6 METHOD OF PAYMENT. A Formula Award may be exercised, in whole or in part, by giving written notice to the Company specifying the number of Common Shares to be purchased pursuant thereto. Such notice shall be accompanied by payment in full of the purchase price in cash or in Common Shares already owned by the Optionee as provided by Section 6.2. In addition, payment may also be made (i) by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes as provided by
Section 6.3 or (ii) by the delivery (on a form prescribed by the Committee) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Committee as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes as provided by Section 6.4.

     7.7 TERM OF FORMULA AWARDS. Each Formula Award shall expire five (5) years from its date of grant, but shall be subject to earlier termination as follows:

          (a) If an Optionee's service as a Director terminates for any reason other than Cause, the Optionee may for a period of one (1) year after such termination exercise his or her Formula Awards to the extent, and only to such extent, that such Formula Awards or portions thereof were vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the unexercised portion of any Formula Awards shall automatically terminate in full.

          (b) If an Optionee's service as a Director terminates for Cause, the unexercised portions of any Formula Awards granted to the Optionee hereunder shall immediately terminate in full and no rights or Options thereunder may be exercised.

This Section 7.7 shall not be construed to extend the term of any Formula Award or to permit anyone to exercise any Formula Award after the expiration of its term nor shall it be construed to increase the number of Common Shares as to which any Formula Award is exercisable from the amount exercisable on the date of termination of the Optionee's service as a Director.

     7.8 NON-TRANSFERABILITY. No Formula Award granted hereunder shall be transferable by the Optionee to whom it was granted otherwise than by will or the laws of descent and distribution, and a Formula Award may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative.

     7.9 LIMITATION OF RIGHTS. Neither the recipient of a Formula Award under this Article 7 nor the recipient's successor or successors in interest shall have any rights as a shareholder of the Company with respect to any Common Shares subject to a Formula Award granted to such person until the date of issuance of a stock certificate for such Common Shares, except as provided in
Article 11.

     7.10 LIMITATION AS TO DIRECTORSHIP. Neither this Article 7 nor the granting of a Formula Award, nor any other action taken pursuant to this Article 7, shall constitute or be evidence of any agreement or understanding, express or implied, that a Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

     7.11 CAPITAL ADJUSTMENTS. The number and class of shares subject to each Formula Award and the exercise price per share specified in such Formula Award Agreement shall be proportionately adjusted as provided in Article 11 in the event of any of the capital adjustments described in Article 11.

     7.12 TERMINATION OF FORMULA AWARDS. Notwithstanding any provision to the contrary, no Formula Award shall be granted pursuant to Section 7.2 on a date when the number of Common Shares authorized for issuance pursuant to the Plan and then available for issuance pursuant to the new Formula Awards is less than the aggregate number of such Common Shares which would be issuable pursuant to Formula Awards otherwise required to be granted on such date assuming the full vesting and exercise of such Formula Awards. In the event Formula Awards are not granted as a result of the application of this Section 7.12, no Formula Award shall thereafter be granted pursuant to the Plan.

     7.13 CHANGE IN CONTROL. In the event that a Change in Control occurs with respect to the Company, then each outstanding Formula Award granted hereunder shall become fully exercisable as to all Common Shares subject to Formula Award.

     7.14 OTHER PLAN PROVISIONS. All provisions of the Plan not inconsistent with this Article 7 shall apply to Formula Awards granted to Directors, except that the provisions of Articles 5, 6 and 8 shall not apply to the grant of Formula Awards. In the event of any conflict between a provision of this
Article 7 and a provision in any other Article of the Plan, such provision of this Article 7 shall be deemed to control with respect to Formula Awards.

ARTICLE 8.  STOCK APPRECIATION RIGHTS.

     8.1 GRANT OF SARS. Each Option granted under Article 5 of the Plan may, at the discretion of the Committee, include a SAR. Such SAR shall entitle the Optionee (or any person having the right to exercise the Option after his or her death) to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company Common Shares and cash, or a combination of Common Shares and cash, as the Committee shall determine. If a SAR is exercised, the number of Common Shares remaining subject to the related Option shall be reduced accordingly, and vice versa. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of a SAR shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the surrendered portion of the Option exceeds the Exercise Price. In no event shall any SAR be exercised if such Fair Market Value does not exceed the Exercise Price. The discretion of the Committee to include a SAR in an ISO may be exercised only at the time of the grant of such ISO. The discretion of the Committee to include a SAR in an NSO may be exercised at the time of the grant of such NSO or at any subsequent time, but not later than six months before the expiration of such NSO.

     8.2 MANNER OF EXERCISE OF SARS. A SAR may be exercised by written notice to the Company. Subject to Sections 8.3 and 8.4, a SAR may be exercised to the extent, and only to the extent, that the Option in which it is included is exercisable. If, on the date when an Option expires, the Exercise Price under such Option is less than the Fair Market Value on such date but any portion of such Option has not been exercised or surrendered, then any SAR included in such Option shall automatically be deemed to be exercised as of such date with respect to such portion.

     8.3 SPECIAL HOLDING PERIOD. To the extent required by Section 16 of the Exchange Act or any rule thereunder, a SAR shall not be exercised for cash unless both it and the related Option have been outstanding for more than six months. If the Stock Option Agreement so provides, this Section 8.3 shall not apply in the event of the Optionee's death or disability.

     8.4 SPECIAL EXERCISE WINDOW. To the extent required by Section 16 of the Exchange Act or any rule thereunder, a SAR may only be exercised for cash during a period which (a) begins on the third business day following a date when the Company's quarterly summary statement of sales and earnings is released to the public and (b) ends on the 12th business day following such date. This Section
8.4 shall not apply if the exercise occurs automatically on the date when the related Option expires, and the Committee may determine that it shall not apply to limited SARs granted under Section 8.5.

     8.5 LIMITED SARS. An Option granted under the Plan may, at the discretion of the Committee, provide that it will be exercisable as a SAR only in the event of a Change in Control.

ARTICLE 9.  RESTRICTED SHARES AND STOCK UNITS.

     9.1 TIME, AMOUNT AND FORM OF AWARDS. The Committee may grant Restricted Shares or Stock Units with respect to an Award Year during such Award Year or at any time thereafter. The amount of each Award of Restricted Shares or Stock Units shall be determined by the Committee. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both, as the Committee shall determine at its sole discretion at the time of the grant. Restricted Shares or Stock Units may also be awarded in combination with NSOs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs are exercised.

     9.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Restricted Shares, the Committee may require the Award recipient, as a condition to the grant of such Award, to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of Award recipients.

     9.3 VESTING CONDITIONS. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt. A Stock Award Agreement may also provide for accelerated vesting in the event of the Participant's death, disability or retirement. The Committee (at its sole discretion) may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     9.4 FORM OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of cash, in the form of Common Shares, or in any combination of both, as the Committee shall determine at or before the time when distribution commences. The Committee may designate a method of converting Stock Units into cash, including (without limitation) a method based on the Fair Market Value of Common Shares over a series of trading days. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

     9.5 TIME OF SETTLEMENT AND PAYMENT OF STOCK UNITS. Settlement of vested Stock Units shall be made on the date or dates set forth in the applicable Stock Award Agreement and may be settled in a lump sum or in installments. Subject to the provisions set forth below in this Section 9.5, the Committee shall determine when all or any part of a settlement of Stock Units is to be paid, and it may modify its original determination with respect to the time of payment at any time before settlement of the Stock Units is completed. If Stock Units, or any portion thereof, are settled in the form of cash, payment may occur or commence on the Settlement Date, or it may be deferred to any later date and may be paid in a lump sum or in installments. If the Stock Units, or any portion thereof, are settled in the form of Common Shares, a certificate representing the applicable number of Common Shares shall be issued to the Participant within a reasonable time following the Settlement Date. The Committee may also permit Participants to request a deferral of any payment under this Section 9.5. In the case of any deferred payment, the Committee may increase the amount of such payment by an interest factor or by dividend equivalents, as it deems appropriate.

     9.6 DEATH OF RECIPIENT. Any Stock Units which become payable after the recipient's death shall be delivered or distributed to the recipient's beneficiary of beneficiaries. Each recipient of Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units which become payable after the recipient's death shall be delivered or distributed to the recipient's estate. The Committee, at its sole discretion, shall determine the form and time of any distribution(s) to a recipient's beneficiary or estate.

ARTICLE 10.  VOTING RIGHTS AND DIVIDENDS OR DIVIDEND EQUIVALENTS.

     10.1 RESTRICTED SHARES. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.

     10.2 STOCK UNITS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan shall carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. The Committee shall determine at what time(s) any dividend equivalents are to be paid. Payment of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to payment, any dividend equivalents which are not paid on or about the date when dividends on Common Shares are paid shall be subject to the same conditions and restrictions (including, without limitation, any forfeiture conditions) as the Stock Units to which they attach. The Committee, at its sole discretion, shall make all determinations relating to dividend equivalents.

ARTICLE 11.  PROTECTION AGAINST DILUTION.

     11.1 GENERAL. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options, Restricted Shares and Stock Units available for future Awards under
Section 3.1, (b) the number of Stock Units included in any prior Award which has not yet been settled, (c) the number of Common Shares covered by each outstanding Option or (d) the Exercise Price under each outstanding Option.

     11.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

     11.3 RESERVATION OF RIGHTS. Except as provided in this Article 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE 12.  LIMITATION OF RIGHTS.

     12.1 EMPLOYMENT RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

     12.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 9, 10 and 11.

     12.3 CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     12.4 GOVERNMENT REGULATIONS. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

          (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

          (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed or quoted on The NASDAQ Stock Market (National Market System) or any other securities exchange or quotation system on which Common Shares are then listed or quoted.

ARTICLE 13.  LIMITATION ON PAYMENTS.

     13.1 BASIC RULE. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Key Employee, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in
Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided, that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 13. For purposes of this Article 13, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     13.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Key Employee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Key Employee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Key Employee within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Key Employee promptly of such election. For purposes of this Article 13, present value shall be determined in accordance with Section 280G(d)(4) of the Code.
All determinations made by the Auditors under this Article 13 shall be binding upon the Company and the Key Employee and shall be made within 60 days of the date when a payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Key Employee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Key Employee in the future such amounts as become due to him or her under the Plan.

     13.3 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Key Employee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Key Employee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Key Employee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Key Employee, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

     13.4 RELATED CORPORATIONS. For purposes of this Article 13, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 14.  WITHHOLDING TAXES.

     14.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

     14.2 NONSTATUTORY OPTIONS. The Committee may permit an Optionee who exercises NSOs to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such NSOs. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

ARTICLE 15.  ASSIGNMENT OR TRANSFER OF AWARD.

     Any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Article 15 shall be void. However, this Article 15 shall not preclude a Participant from designating a beneficiary who will receive any undistributed Awards in the event of the Participant's death, nor shall it preclude a transfer by will or by the laws of descent and distribution.

ARTICLE 16.  FUTURE OF THE PLAN.

     16.1 TERM OF THE PLAN. The Plan, as set forth herein, became effective on January 31, 1996, subject to receipt of shareholder approval. The Plan was amended by the Board as of September 10, 1996, in order to change the name of the Plan and to included in the Plan the provisions now included in Article 7 and other provisions related thereto. The Plan shall remain in effect until it is terminated under Section 16.2, except that no ISOs shall be granted after January 31, 2006.

     16.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. However, any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. Notwithstanding the above, the provisions of the Plan governing (i) the number of Formula Awards to be awarded to a Non-Employee Director pursuant to Article 7, (ii) the number of Common Shares to be covered by such Formula Awards, (iii) the exercise price per Common Share under each such Formula Award, and (iv) when and under what circumstances each such Formula Award may be exercised shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, the Exchange Act or the rules thereunder.

     16.3 EFFECT OF AMENDMENT OR TERMINATION. No Awards shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option, Restricted Share or Stock Unit previously granted under the Plan.

ARTICLE 17.  DEFINITIONS.

     17.1 "AWARD" means any award of an Option (with or without a related SAR), a Restricted Share or a Stock Unit under the Plan.

     17.2 "AWARD YEAR" means a calendar year with respect to which an Award may be granted.

     17.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

     17.4 "CAUSE" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company.

     17.5 "CHANGE IN CONTROL" means the occurrence of any of the following events:

          (a) A change in control required to be reported pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

          (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change, or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (c) Any "person" (as such term is used in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.


     17.6 "CODE" means the Internal Revenue Code of 1986, as amended.

     17.7 "COMMITTEE" means the Compensation Committee of the Board, as constituted from time to time.

     17.8 "COMMON SHARE" means one share of the common stock of the Company.

     17.9 "COMPANY" means Sento Technical Innovations Corporation, a Utah corporation.

     17.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     17.11 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     17.12 "FAIR MARKET VALUE" shall mean the closing price of a Common Share on the trading day immediately preceding the day in question, as reported by The Nasdaq Stock Market (National Market System) or by such other exchange or quotation system on which the Common Shares are listed or quoted.

     17.13     "FISCAL YEAR"  means the fiscal year of the Company.

     17.14 "FORMULA AWARD" means an NSO to purchase Common Shares granted to a Non-Employee Director pursuant to the provisions of Article 7 of this Plan.

     17.15 "FORMULA AWARD AGREEMENT" means the written agreement between the Company and Optionee evidencing the grant of a Formula Award and containing the terms and conditions pertaining to the Formula Award.

     17.16 "ISO" means an incentive stock option described in Section 422 of the Code.

     17.17 "KEY EMPLOYEE" means a key employee of the Company or any Subsidiary, as determined by the Committee.

     17.18 "NSO" means an employee stock option not described in Sections 422 through 424 of the Code.

     17.19 "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company.

     17.20 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

     17.21     "OPTIONEE" means an individual who holds an Option.

     17.22     "PARTICIPANT" means a Key Employee who has received an Award.

     17.23 "PLAN" means this Sento Technical Innovations Corporation Stock Incentive Plan, as it may be amended from time to time.

     17.24 "RESTRICTED SHARE" means a Common Share awarded to a Participant under the Plan subject to vesting conditions.

     17.25 "SAR" means a stock appreciation right granted under the Plan as part of an Option or as a subsequent addition to an Option.

     17.26 "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

     17.27 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     17.28 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share and awarded to a Participant under the Plan.

     17.29 "SUBSIDIARY" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ARTICLE 18.  EXECUTION.

     To record the adoption of the Plan by the Board and approval by the stockholders, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                   SENTO TECHNICAL INNOVATIONS CORPORATION, a
                                   Utah corporation



                                   By  /s/ Robert K. Bench
                                      -----------------------------------
                                        Robert K. Bench, President